EXHIBIT 99.1

FORM OF

VOTING AGREEMENT

This Voting Agreement, dated as of July 15, 2015 (this “Agreement”), by and among Privet Fund LP (“Privet”), John L. Steffens (“Steffens”, and together with Privet, the “Stockholders”).

Recitals:

WHEREAS, contemporaneously with the execution of this Agreement, the Stockholders and others and the Company have entered into a Stock and Warrant Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which the Stockholders will acquire 25,000,000 shares (the “Investment Shares”) of common stock, $0.001 par value per share, of the Company (the “Common Stock”) and warrants to purchase 205,277,778 additional shares of Common Stock (the “Warrants” and, together with the Investment Shares, the “Investment”); and

WHEREAS, the Stockholders, after the issuance of the Investment Shares, are the beneficial owners (as defined in Rule l3d-3 under the Securities Exchange Act of 1934, as amended) of a number of outstanding shares of Common Stock and preferred stock, $0.001 par value per share, of the Company (the “Preferred Stock”) as indicated on Schedule I attached hereto, which Common Stock shares constitute an aggregate of 69.4% (125,142,669 divided by 180,353,377) of the issued and outstanding shares of Common Stock, 1% of the issued and outstanding shares of Series A-1 Preferred Stock and 61.5% of the issued and outstanding shares of Series B Preferred Stock and on a voting basis, constitute a total of 65.1% of the shares eligible to vote at a stockholders meeting; and

WHEREAS, in consideration of the agreement of each of the parties to enter into the Purchase Agreement and for other good and valuable consideration, receipt of which is hereby acknowledged, each Stockholder has agreed to vote, as applicable, all of the shares of Common Stock and Preferred Stock beneficially owned by such Stockholder to constitute the Company’s Board of Directors as provided in Section 1 hereto, and to amend and restate the Company’s Certificate of Incorporation; and

WHEREAS, capitalized terms used herein shall, unless this Agreement or the context requires otherwise, have the same meanings in this Agreement as in the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Agreement to Vote.

(a) Board of Directors.  Each Stockholder hereby agrees that during the Term (as defined in Section 8 below) to vote or cause to be voted all shares of Common Stock and Preferred Stock identified on Schedule I as owned of record and/or beneficially (as defined in Rule 13d-3 of the Exchange Act of 1934, as amended) by such Stockholder as well as all subsequently acquired shares of Common Stock or Preferred Stock, however acquired, whether through purchase, warrant exercise, stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise (with respect to each such Stockholder, such “Stockholder’s Shares”) including taking all actions necessary:

(i) upon execution of this Agreement to remove four members of the Company’s board of directors (the “Board”) designated by the Chairman of the Board, to amend the Bylaws to reduce the size of the Board from nine members to seven members and to vote to elect two persons designated in writing by Privet, which shall be Ryan Levenson and Thomas Avery, to fill a vacancy and serve on the Board;

(ii) upon exercise in full of the first tranche of Warrants by Privet to remove one member of the Board designated by the Chairman of the Board and to vote to elect an additional candidate designated in writing by Privet to serve on the Board.  For the avoidance of doubt, the composition of the seven member Board would include three Privet designees; and

(iii) upon full exercise of all tranches of Warrants by Privet to remove two members of the board of directors designated by the Chairman of the Board and to reduce the size of the Board from seven members to five members with the three Privet designees remaining on the board.

(b) Amendment of Certificate of Incorporation.  Each Stockholder agrees to vote or cause to be voted all Stockholder’s Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to cause a vote of the Company’s stockholders to occur within sixty (60) days after the date hereof and, at such meeting, to authorize the amendment of the Certificate of Incorporation, the form of which is attached hereto as Exhibit A.

2. Additional Voting Provisions.

(a) Restrictions on Transfer. On or after the date of this Agreement and during the Term hereof, each Stockholder agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of such Shareholder’s Shares, unless the transferee agrees in writing, reasonably acceptable to the Stockholders, to be bound by the terms of this Agreement.

(b) Non-Contravention.  Each Stockholder hereby agrees that such Stockholder shall not enter into any agreement or understanding with any other Person the effect of which would be to violate the provisions and agreements contained in Section 1 or Section 2.  For purposes of this Agreement, “Person” shall mean any individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, or governmental entity or any department, agency or political subdivision thereof.

3. Failure to Designate a Board Member.  To the extent that any of Section 1(a)(ii) or (iii) above shall not be applicable, or Privet shall fail to designate members for the Board as provided,

4. any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all of the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Company’s amended and restated certificate of incorporation.

5. Removal of Board Members.  Each Stockholder also agrees to vote, or cause to be voted, all Stockholder’s Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant to Section 1(a)(i) – (iii) of this Agreement may be removed from office unless (i) such removal is directed or approved in writing by Privet, or (ii) Privet is no longer entitled to designate or approve such director;

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to Section 1 shall be filled pursuant to the provisions of Section 1; and

(c) upon the written request of Privet to remove such director, the Board of Directors and/or the Stockholders will take all such action as may be required to remove the director.

All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.

6. No Liability for Election of Recommended Directors.  Neither Privet, nor any affiliate of Privet, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

7. No “Bad Actor” Designees.  Privet hereby represents and warrants to the Company that, to Privet’s knowledge, none of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act of 1933, as amended (the “Securities Act”) (each, a “Disqualification Event”), is applicable to its initial designees named above except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable.  Any director designee to whom any Disqualification Event is applicable, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable, hereinafter referred to as a “Disqualified Designee”.  Privet hereby covenants and agrees (A) not to designate or participate in the designation of any director designee who, to Privet’s knowledge, is a Disqualified Designee, and (B) that in the event such Person becomes aware that any individual previously designated by Privet is or has become a Disqualified Designee, Privet shall as promptly as practicable take such actions as are necessary to remove such Disqualified Designee from the Board and designate a replacement designee who is not a Disqualified Designee.

8. Other Proxies Revoked.  Each Stockholder represents and warrants that any proxies heretofore given in respect of such Stockholder's Shares are not irrevocable, and that all such proxies have been or are hereby revoked.

9. Term of Agreement.  The term of this Agreement shall commence on the date of hereof and shall remain in full force and effect until the later of (i) the day following the date on which the matters set forth in Section 1(a) above have been effected, and (ii) the expiration of the Warrants (the “Term”).

10. Representations and Warranties of each Stockholder.  Each Stockholder hereby severally, and not jointly, represents and warrants to the Stockholders (as to such Stockholder) as follows:

(a) Authority, etc.  Such Stockholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by such Stockholder have been duly authorized by all necessary action on the part of such Stockholder and constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

(b) Ownership of Shares.  Such Stockholder is the beneficial owner of the shares listed beside such Stockholder's name on Schedule I attached hereto.  Such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 1 hereof, sole power of disposition and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such shares, with no limitations, qualifications or restrictions on such rights, subject only to applicable securities laws and the terms of this Agreement.

(c) No Conflicts.  No filing with, and no permit, authorization, consent or approval of, any Governmental Authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby.  None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (A) conflict with or result in any breach of any applicable documents to which such Stockholder is a party, or (B) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder.

(d) No Encumbrances.  The shares listed beside such Stockholder's name on Schedule I hereto and the certificates, if any, representing such shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

11. Covenants of Each Stockholder.  Each Stockholder covenants and agrees that, during the Term, such Stockholder shall not (i) directly or indirectly, transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of such Shareholder’s Shares, unless the transferee agrees in writing, reasonably acceptable to the Stockholders, to be bound by the terms of this Agreement; (ii) grant any proxies or powers of attorney, deposit any of such Stockholder’s Shares into a voting trust or enter into a voting agreement with respect to any of such Stockholder’s Shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing, disabling

12. or delaying such Stockholder from performing such Stockholder's obligations under this Agreement.

13. Miscellaneous.

(a) Further Assurances.  From time to time, at any other Party’s written request and without further consideration, each Party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(b) Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understanding, both written and oral, between the parties with respect to the subject matter hereof.

(c) Assignment.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided that the Stockholders may assign and transfer, at its sole discretion, its rights and obligations hereunder to any of its Affiliates.

(d) Amendments, Waivers, Etc.  This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by all of the relevant parties hereto, provided that Schedule I attached hereto may be supplemented by the Company by adding the name and other relevant information concerning any stockholder of Company who agrees to be bound by the terms of this Agreement without the agreement of any other party hereto, and thereafter such added stockholder shall be treated as a “Stockholder” for all purposes of this Agreement.

(e) Notices.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, such as Federal Express, providing proof of delivery.  All communications hereunder shall be delivered to the respective parties at the following addresses:

If to Privet:
Privet Fund LP
79 West Paces Ferry Road, Suite 200B
Atlanta, GA 30305
Attention: Ryan Levenson
Telephone: (404) 419-2670
Facsimile: (678) 999-5908

With a copy to:

Bryan Cave LLP
One Atlantic Center, 14th Floor
1201 W. Peachtree Street, NW
Atlanta, GA 30309
Attention: Rick Miller
Telephone: (404)572-6600
Facsimile: (404) 420-0787

If to Steffens:
John L. Steffens
c/o Spring Mountain Capital
65 East 55th Street, 33rd Floor
New York, NY 10022
Telephone:
Facsimile:

or to such other address as the Person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

(f) Severability.  Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

(g) Specific Performance.  Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

(h) Remedies Cumulative.  All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and

(i) not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

(j) No Waiver.  The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

(k) No Third Party Beneficiaries.  This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any Person who or which is not a party hereto.

(l) Governing Law; Jurisdiction.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH OF THE STOCKHOLDERS HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT. EACH OF THE STOCKHOLDERS HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT HEREUNDERAND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE STOCKHOLDERS HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(m) Waiver of Jury Trial.  EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER DOCUMENTS ENTERED INTO IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OF ANY PARTY.

(n) Descriptive Headings.  The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

(o) Counterparts.  This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

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(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the date first written above.

PRIVET FUND LP By: Privet Fund Management LLC, its Managing Partner By: ________________________________ Name: Ryan Levenson Title: Sole Manager

[SIGNATURE PAGE TO VOTING AGREEMENT]

________________________________ John L. Steffens

[SIGNATURE PAGE TO VOTING AGREEMENT]

SCHEDULE I

After Investor Transaction

Name of Stockholder	Number of Shares of Common Stock Owned	Number of Warrant Shares Owned	Number of Shares of Series A-1	Number of Shares of Series B
Privet	18,250,000	149,852,778	-0-	-0-
Steffens	106,892,669*	43,470,229**	14.832	6,400

*           Includes 5,125,000 Investor Shares.
**           Includes 42,081,944 shares underlying Investor Warrants.